SECOND AMENDMENT TO CREDIT AGREEMENT
                  ------------------------------------
This Second Amendment ("Amendment") is made is made as of the 10th day of May, 2000 to the Credit Agreement dated as of March 31 1998 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (and successor in interest to Sunshine Nut Co., Inc. and Quantz Acquisition Co., Inc.), and JBS INTERNATIONAL, INC., a Barbados corporation, (collectively, the "Borrower"), the financial institutions party thereto (collectively "Lenders" and individually a "Lender") and U.S. BANCORP AG CREDIT, INC., a Colorado corporation, in its capacity as Agent for the Lenders (the "Agent").


                                   RECITAL

Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement. Borrower and the Lenders desire that the Credit Agreement be amended to extend the Maturity Date and to otherwise amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of the Borrower by Lenders, the Borrower and Lenders agree as follows:

1. The definition of "Applicable Margin" as set forth in Section 1.1 of the Credit Agreement, General Definitions, shall be amended to read as follows:

  "Applicable Margin" shall mean with respect to Revolving Loans which are Reference Rate Loans or Eurodollar Rate Loans, the rates per annum set forth below for the then applicable Financial Performance Level:

   Financial
   ---------
   Performance Level           Reference Rate        Eurodollar Rate
   -----------------           --------------        ---------------

   Level 1                         0.25%                  2.50%

   Level 2                         0.00%                  2.00%

   Level 3                         0.00%                  1.75%

   Level 4                         0.00%                  1.50%

   Level 5                         0.00%                  1.25%


2. Notwithstanding the terms set forth in the definition of "Financial Performance Level" as set forth in Section 1.1 of the Credit Agreement, General Definitions, with regard to the last fiscal quarter of each fiscal year, the Agent will review the Borrower's financial performance, after its receipt of the Borrower's fiscal year end financial statements and compliance certificate for such fiscal year, and will confirm the Borrower's calculation of its ratio of fiscal year end Adjusted Funded Debt to rolling four quarter EBITDA for such fiscal year end. Any change in the Financial Performance Level for the last fiscal quarter of each fiscal year will be effective at the end of the month in which the fiscal year end financial statements and compliance certificate supporting such change are received by the Agent.

3. The definition of "Maturity Date" as set forth in Section 1.1 of the Credit Agreement, General Definitions, shall be amended to read as follows:

    "Maturity Date" shall mean May 31, 2003, or such later date as may be agreed upon in writing by the Borrower, the Agent and the Lenders, or the earlier date of termination in whole of the Commitments pursuant to
    Section 4.4 or 11.1.

4. The definition of "Maturity Date" as set forth in each of the Revolving Credit Notes referred to in Section 2.1(h) of the Credit Agreement, Loans, and in the Form of Revolving Credit Notes, attached as Exhibit 2A, shall be amended to read "May 31, 2003".

5. The outside expiry date for Extended LC's set forth in Section 2.2(b)(iii) of the Credit Agreement, shall be amended to read "May 31, 2004".

6. Section 6.2 of the Credit Agreement, Additional Fees with Respect to LC's, shall be amended to read as follows:

    6.2  Additional Fees with Respect to LC's 6.2
    Additional Fees with Respect to LC's. The Borrower agrees to pay to the Agent for distribution to the Lenders (based on their respective Pro Rata Percentages) a quarterly fee in respect of each LC issued hereunder from the Closing Date to the Maturity Date, on the face amount of such LC (accrued on the basis of a 360 day year, and charged for actual days elapsed). The rate at which the LC fee is calculated during any quarter shall be the rate set forth below for the then applicable Financial Performance Level:


    Financial               Rate for LC's Expiring     Rate for LC's Expiring
    Performance Level       Within 12 Months           More Than 12 Months
    -----------------       of Issuance                After Issuance
                            ----------------------     ----------------------

    Level 1                       2.50%                       2.75%

    Level 2                       2.00%                       2.25%

    Level 3                       1.75%                       2.00%

    Level 4                       1.50%                       1.75%

    Level 5                       1.25%                       1.50%



    The quarterly LC fee shall be due and payable in arrears on the first day of each January, April, July and October hereafter through the Maturity Date, unless the Borrower has fully terminated the Commitment in accordance with Section 4.4 and there are then no outstanding Letter of Credit Obligations. A pro-rated LC fee shall also be due and payable on the Maturity Date and on any date on which the Borrower terminates the Commitment in full in accordance with Section 4.4. Each quarterly LC fee shall be earned as it accrues and, at the option of the Agent, shall be paid by Agent initiated Loans. The Borrower shall also pay to the Agent for the account of the Affiliate of the Agent issuing any LC, the normal and customary processing fees charged by such Affiliate in connection with the issuance of or drawings under each such LC.

7. The effectiveness of this Amendment is conditioned on the execution and delivery of this Amendment.

8. This Amendment shall be an integral part of the Credit Agreement, as amended, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and provisions of the Agreement, as amended, which are not modified in this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                          JOHN B. SANFILIPPO & SON, INC., a
                                          Delaware corporation
ATTEST:

By /s/                                       By  /s/ GARY P. JENSEN
      --------------------------                     ------------------------
  Its                                            Its Executive Vice President
      --------------------------                     ------------------------
                                                      Finance and Chief
                                                     ------------------------
                                                      Financial Officer
                                                     ------------------------

                                          JBS INTERNATIONAL, INC., a
                                          Barbados corporation
ATTEST:

By /s/                                       By  /s/ MICHAEL J. VALENTINE
      --------------------------                     ------------------------
  Its                                            Its President and Chairman
      --------------------------                     ------------------------


                                          U.S. BANCORP AG CREDIT, INC.,
                                          as Agent and as a Lender

                                             By  /s/ DWAYNE SHARP
                                                     ------------------------
                                                 Its Vice President
                                                     ------------------------

                                          SUN TRUST BANK, N.A., as a Lender

                                             By  /s/ F. STEVEN PARRISH
                                                     ------------------------
                                                 Its Director
                                                     ------------------------

                                          LASALLE BANK NATIONAL ASSOCIATION
                                          (f/k/a LaSalle National Bank), as
                                          a Lender

                                             By  /s/ JAMES M. MINICH
                                                     ------------------------
                                                 Its Vice President
                                                     ------------------------